UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

MOONLAKE IMMUNOTHERAPEUTICS

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-39630	98-1711963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dorfstrasse 29

6300 Zug

Switzerland

(Address of principal executive offices and Zip Code)

41 415108022

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary share, par value $0.0001 per share	MLTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 30, 2026, MoonLake Immunotherapeutics (the “Company”) submitted a Biologics License Application (“BLA”) to the U.S. Food and Drug Administration (“FDA”), seeking approval of its tri-specific nanobody sonelokimab for the treatment of moderate-to-severe hidradenitis suppurativa in adults and pediatric patients 12 years of age and older. The Company expects to be notified by the FDA whether the BLA submission is accepted for review within approximately 60 days of submission, and to receive the planned review timeline within approximately 74 days of submission.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future, including, without limitation, statements regarding whether and when the FDA will accept the Company’s BLA submission for review, the timing of the Company’s receipt of the planned review timeline from the FDA, and the potential approval, timing of approval and commercialization of sonelokimab. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that the statement is not forward-looking.

Forward-looking statements are based on current expectations and assumptions that, while considered reasonable by the Company and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with the Company’s business in general and limited operating history; difficulty enrolling patients in clinical trials; state and federal healthcare reform measures that could result in reduced demand for the Company’s product candidates; reliance on third parties to conduct and support its preclinical studies and clinical trials; and the other risks described in or incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent filings with the SEC.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. The Company does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or in the events, conditions or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOONLAKE IMMUNOTHERAPEUTICS

Date: September 30, 2026	By:	/s/ Matthias Bodenstedt
	Name:	Matthias Bodenstedt
	Title:	Chief Financial Officer

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